ASSIGNMENT AND SALE

          This Assignment and Sale (the "Assignment") is made and entered into by and between XCL ACQUISITIONS, INC., a Delaware corporation whose mailing address is 110 Rue Jean Lafitte, Lafayette, Louisiana 70508 and whose tax identification number is 51-0311223 ("Seller"), and the parties identified on Schedule A (hereinafter referred to individually as a "Buyer" and collectively as the "Buyers").

     WHEREAS, Seller owns a 50% interest ("Seller's Interest") in and to those Promissory Notes described on Schedule 13 (the
"Promissory Notes");

     WHEREAS, the principal amount owed on the Promissory Notes attributable to Seller's Interest is Five Hundred Thirty Thousand
Four Hundred Sixty One and 41/100 ($530,461.41) Dollars;

     WHEREAS Buyers collectively wish to buy a 58.911% interest in Seller's Interest which would entitled Buyers to receive collectively in principal $312,500.12 and interest on such principal amount from the date hereof until paid at the rate of eight percent (8%) per annum;

     NOW THEREFORE, in mutual consideration of the terms and provisions set forth in this Assignment, the parties agree as follows:

          Section 1. Sale. Seller does hereby GRANT, CONVEY, BARGAIN, SELL, TRANSFER, ASSIGN, SET OVER AND DELIVER, unto each Buyer, and its successors and assigns, that portion of Seller's Interest set forth on Schedule C opposite the name of each Buyer under the heading "Seller's Interest" (which collectively shall total a 58.911% interest in Seller's Interest). (The interest in Seller's Interest sold to Buyers hereunder shall hereinafter be referred to as "Buyers' Interest.")

          This sale is made and accepted for and in consideration of the price and sum of Two Hundred Fifty Thousand ($250,000.00) Dollars, cash in hand paid proportionately by each Seller in the amount set forth on Schedule C opposite the name of each Buyer under the heading "Sale Price," the receipt and adequacy of which is hereby acknowledged by Seller.

          Section 2. Warranty. Except to the extent otherwise set forth in Section 4 of this Assignment, Seller warrants Buyers' Interest with full warranty of title, and Seller represents that Buyers' Interest is free of all liens, pledges, mortgages, security interests and other burdens.

          Section 3. Further Assurances. Seller agrees to execute, acknowledge where necessary, and deliver unto Buyers all such
other    and   additional   instruments,   notices,   and   other
documents and to do all such other and further acts and things necessary to frilly grant, convey, and assign Buyers' Interest to Buyers.

          Section 4. Servicing Agreement. The collection and servicing of the Promissory Notes are governed by the provisions of that certain Loan Participation Agreement (the "Participation Agreement") dated May 18, 1995 by and among the Succession of Edward M. Carmouche, Mathilda Gray Stream, Harold H. Stream III and The Opal Gray Trust (the "Stream Group") and Seller. This Assignment is wade subject to the Participation Agreement. Buyers acknowledge that pursuant to the Participation Agreement the Stream Group, as. owner of a 50% interest in and to the Promissory Notes (the "Stream Interest'), is entitled to receive all proceeds paid on the Promissory Notes until all principal and interest to which the Stream Group is entitled for the Stream Interest has been paid in full; and that Seller's Interest is entitled to receive proceeds paid on the Promissory Notes only after the Stream Group has received all principal and interest attributable to the Stream Interest in the Promissory Notes.

          Section 5. Governing Law. This Assignment is made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Louisiana without giving any effect to principles of conflicts of laws.

          Section  6.  Counterparts.  This  Assignment   may   be
executed in counterparts, all of which are identical, and all such counterparts together shall constitute one and the same instrument.

          IN   WITNESS  WHEREOF,  this  Assignment  is   executed
effective as of this 19th day of November, 1996.



                                   XCL ACQUISITIONS, INC.



                                   By:---------------------
                                   Name:-------------------
                                   Title:------------------



                                   BUYERS:



                                   OPPORTUNITY ASSOCIATES, L.P.

                                   By:----------------------
                                   Name:--------------------
                                   Title:-------------------


                                   KAYNE, ANDERSON NON-
                                   TRADITIONAL INVESTMENTS, L.P.


                                   By:----------------------
                                   Name:--------------------
                                   Title:-------------------




                                 OFFENSE GROUP ASSOCIATES, L.P.


                                 By:----------------------
                                 Name:--------------------
                                 Title:-------------------




                                ARBCO ASSOCIATES, L.P.


                                By:-----------------------
                                Name:---------------------
                                Title:--------------------



                                NOBEL INSURANCE COMPANY


                                By:----------------------
                                Name:--------------------
                                Title:-------------------



                                EVANSTON INSURANCE COMPANY


                                By:----------------------
                                Name:--------------------
                                Title:-------------------


                                TOPA INSURANCE COMPANY


                                By:----------------------
                                Name:--------------------
                                Title:-------------------



                                FOREMOST INSURANCE COMPANY


                                By:----------------------
                                Name:--------------------
                                Title:-------------------